UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)        MAY 10, 2005
                                                       -------------------------

                      INTERNATIONAL SPECIALTY HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        333-82822                                          22-3807354
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(Commission File Number)                       (IRS Employer Identification No.)


         300 DELAWARE AVENUE
              SUITE 303
        WILMINGTON, DELAWARE                                       19801
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (302) 427-5715
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

           (b) On May 10, 2005, Mr. Richard A. Weinberg resigned from his positions as Executive Vice President, General Counsel, Secretary and director of International Specialty Holdings Inc. (the "Company"), to be effective immediately, after twelve years of service to the Company, in order to pursue another opportunity. Mr. Weinberg also resigned his positions and directorships from all other affiliated companies, including our subsidiary, ISP Chemco Inc. On the same date, the Company announced the appointment of Mr. Peter J. Ganz as Senior Vice President, General Counsel and Secretary of the Company, to be effective immediately. Mr. Ganz began his career with International Specialty Products Inc. in 1995 and his most recent positions included Senior Vice President - Legal Affairs and Deputy General Counsel of the Company. Mr. Ganz also currently serves as Senior Vice President and General Counsel of ISP Chemco Inc.

           Mr. Weinberg will remain with the Company and affiliated companies until July 15, 2005, during which time Mr. Weinberg will assist in transitioning his duties to Mr. Ganz.

           Attached as Exhibit 99.1 is a communication distributed by the Company regarding Mr. Weinberg's departure and Mr. Ganz' appointments.

           (d) On May 10, 2005, Mr. Peter J. Ganz was elected to the board of directors of the Company and of ISP Chemco Inc.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

99.1       Company announcement.







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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   INTERNATIONAL SPECIALTY HOLDINGS INC.

Dated:  May 16, 2005               By: /s/ Salvatore J. Guccione
                                       --------------------------------------
                                       Name: Salvatore J. Guccione
                                       Title: Senior Vice President and
                                              Chief Financial Officer


















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
                                  EXHIBIT INDEX



      EXHIBIT NO.                 DESCRIPTION
      -----------                 -----------

         99.1                 Company announcement.























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